VIRTUS KAR Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—98.2%
Consumer Discretionary—15.3%
Cheesecake Factory, Inc. (The)	787,215	$ 27,222
Latham Group, Inc.(1)	1,166,434	4,327
Leslie’s, Inc.(1)	2,180,158	20,472
SiteOne Landscape Supply, Inc.(1)	191,368	32,027
Thor Industries, Inc.	346,643	35,878
		119,926

Consumer Staples—6.4%
National Beverage Corp.(1)	559,517	27,053
WD-40 Co.	123,251	23,251
		50,304

Financials—24.7%
Bank of Hawaii Corp.	376,115	15,507
EVERTEC, Inc.	859,399	31,652
First Financial Bankshares, Inc.	319,123	9,092
Houlihan Lokey, Inc. Class A	378,115	37,172
Jack Henry & Associates, Inc.	88,745	14,850
Lakeland Financial Corp.	212,826	10,326
Primerica, Inc.	154,035	30,462
RLI Corp.	184,170	25,134
Stock Yards Bancorp, Inc.	411,956	18,690
		192,885

Health Care—3.3%
Azenta, Inc.(1)	544,215	25,404
Industrials—35.6%
Albany International Corp. Class A	240,480	22,432
Armstrong World Industries, Inc.	300,620	22,084
Construction Partners, Inc. Class A(1)	855,153	26,843
Graco, Inc.	172,173	14,867
Hillman Solutions Corp.(1)	3,507,577	31,603
John Bean Technologies Corp.	161,848	19,632
Landstar System, Inc.	173,238	33,355
RBC Bearings, Inc.(1)	138,055	30,023
UniFirst Corp.	155,602	24,120
Watsco, Inc.	141,075	53,816
		278,775

	Shares	Value

Information Technology—3.6%
American Software, Inc. Class A	683,534	$ 7,184
Badger Meter, Inc.	141,369	20,860
		28,044

Materials—6.1%
HB Fuller Co.	415,722	29,729
Scotts Miracle-Gro Co. (The)	292,313	18,325
		48,054

Real Estate—3.2%
Getty Realty Corp.	733,534	24,808
Total Common Stocks (Identified Cost $525,422)		768,200

Total Long-Term Investments—98.2% (Identified Cost $525,422)		768,200

Short-Term Investment—0.0%
Money Market Mutual Fund—0.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.997%)(2)	363,257	363
Total Short-Term Investment (Identified Cost $363)		363

TOTAL INVESTMENTS—98.2% (Identified Cost $525,785)		$768,563
Other assets and liabilities, net—1.8%		13,948
NET ASSETS—100.0%		$782,511

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of June 30, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$768,200	$768,200
Money Market Mutual Fund	363	363
Total Investments	$768,563	$768,563
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2023.
There were no transfers into or out of Level 3 related to securities held at June 30, 2023.
See Notes to Schedule of Investments

VIRTUS KAR Small-Cap Value Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2023
Note 1. Security Valuation
The Trustees have designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Investment Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Investment Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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